Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Mimecast Limited (the “Company”) for the year ended March 31, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Peter Bauer, as Chief Executive Officer of the Company, and Peter Campbell, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 25, 2016

By:	/s/ Peter Bauer
	Name:	Peter Bauer
	Title:	Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Peter Campbell
	Name:	Peter Campbell
	Title:	Chief Financial Officer
(Principal Financial Officer)